UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2024

GREAT SOUTHERN BANCORP, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-18082	43-1524856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1451 East Battlefield, Springfield, Missouri	65804
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (417) 887-4400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GSBC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 7.01  Regulation FD Disclosure.

Set forth below is presentation material of Great Southern Bancorp, Inc., the holding company for Great Southern Bank.

June 30, 2024 1

Loan Portfolio Gross Loans [in thousands] *Includes Home Equity Loans of $113,483 2 *Includes Home Equity Loans of $115,399 06 - 30 - 24 $4,718,224 03 - 31 - 24 $4,669,023 Consumer* $168,155 3% Single Family Real Estate $877,239 19% Multifamily Real Estate $1,250,976 26% Commercial Real Estate $1,511,672 32% Const & Land Dev $642,567 14% Commercial Business $267,615 6%

Loan Portfolio by Region Gross Loans [in thousands] 3 Kansas City $235,905 5% Kansas Other $45,975 1% St Louis $781,341 17% Springfield $365,911 8% Branson $42,325 1% Missouri Other $223,603 5% Iowa/ Nebraska/ South Dakota $346,839 7% Minnesota $354,217 8% Oklahoma $159,278 3% Fayetteville $53,665 1% Denver $160,086 3% Atlanta $92,156 2% Chicago $141,807 3% Dallas $225,300 5% Texas Other $339,213 7% Charolotte $26,033 1% Phoenix $106,820 2% Other Regions $1,017,750 22% 06 - 30 - 24 $4,718,224 03 - 31 - 24 $4,669,023

Commercial Real Estate by Industry Gross Loans [in thousands] 4 Retail $313,613 21% Healthcare $267,946 18% Motels / Hotels $242,129 16% Restaurants $103,967 7% Office Buildings $208,321 14% Recreational Facilities $16,176 1% Industrial $250,353 16% Storage $43,623 3% Other $65,544 4% 06 - 30 - 24 $1,511,672 03 - 31 - 24 $1,502,625

Commercial Real Estate by Region Gross Loans [in thousands] 5 Kansas City $122,980 8% Kansas Other $17,632 1% St Louis $276,985 18% Springfield $96,738 6% Branson $9,215 1% Missouri Other $101,367 7% Iowa/ Nebraska/ South Dakota $88,164 6% Minnesota $95,865 6% Fayetteville $11,389 1% Denver $46,608 3% Atlanta $10,044 1% Chicago $120,665 8% Dallas $42,534 3% Texas Other $61,975 4% Phoenix $24,128 2% Other Regions $385,383 25% 06 - 30 - 24 $1,511,672 03 - 31 - 24 $1,502,625

Commercial Real Estate Office and Retail All Data as of 06/30/24 Gross Loans [in thousands] 6 Kansas City $11,867 6% St Louis $69,037 33% Springfield $21,707 10% Arkansas $4,543 2% Oklahoma $18,396 9% Iowa $3,497 2% Minnesota $12,875 6% Chicago $27,023 13% Phoenix $2,026 1% Denver $30,586 15% Texas $1,094 0% Other Regions $5,670 3% Kansas City $20,209 5% Kansas Other $16,833 4% St Louis $95,543 23% Springfield $17,931 4% Missouri Other $40,408 10% Minnesota $29,808 7% Chicago $27,870 7% Denver $11,329 3% Dallas $6,355 1% Texas Other $8,216 2% Arkansas $7,849 2% Iowa $11,193 3% Georgia $6,720 1% Oklahoma $24,490 6% Kentucky $5,156 1% Other Regions $87,670 21% Office $208,321 Retail $417,580 Average credit size is $1,509,575 Average credit size is $1,612,276

Commercial Real Estate Office and Retail All Data as of 06/30/24 Gross Loans [in thousands] 7 Office - $208,321 Retail - $417,580 Medical Traditional Outstanding Balance $37,357 $170,964 # of Loans 21 114 Avg. Loan Size $1,698 $1,474 Weighted Avg. LTV 64% 96% of Office Portfolio – Pass Rated Strip Center Single Tenant Mixed - Use Neighborhood & Shopping Center Restaurants Outstanding Balance $119,389 $106,090 $17,127 $71,007 $103,967 # of Loans 56 90 14 13 84 Avg. Loan Size $2,096 $1,179 $1,223 $5,462 $1,223 Weighted Avg. LTV 59% 55% 57% 52% 57% 100% of Retail Portfolio – Pass Rated Owner Occupied $19,624 # of Loans 53 Avg. Loan Size $363 Weighted Avg. LTV 53% Other Office Sq. Ft. >100,000 $85,875 20,000 - 100,000 $37,417 <20,000 $28,047 # of Loans 61 Avg. Loan Size $2,441 Weighted Avg. LTV 49%

Construction & Land Development by Industry Gross Loans [in thousands] 8 Single Family $29,718 5% Apartments $415,936 65% Residential Land Dev $19,427 3% Commercial Land Dev $38,627 6% Retail $30,572 5% Healthcare $15,901 2% Industrial $52,959 8% Storage $18,866 3% Other $20,561 3% 06 - 30 - 24 $642,567 03 - 31 - 24 $792,663

Construction & Land Development by Region Gross Loans [in thousands] 9 Kansas City $8,688 1% St Louis $36,831 6% Springfield $15,968 3% Missouri Other $9,067 1% Iowa/ Nebraska/ South Dakota $20,596 3% Minnesota $6,345 1% Oklahoma $6,092 1% Denver $41,596 6% Colorado Other $87,279 14% Atlanta $37,572 6% Dallas $84,528 13% Texas Other $71,118 11% Phoenix $51,654 8% Other Regions $165,233 26% 06 - 30 - 24 $642,567 03 - 31 - 24 $792,663

Multi Family Real Estate by Region Gross Loans [in thousands] 10 Kansas City $21,405 2% Kansas Other $14,230 1% St Louis $74,515 7% Springfield $37,807 3% Missouri Other $26,358 2% Iowa/ Nebraska/ South Dakota $149,909 12% Minnesota $179,891 14% Oklahoma $73,744 6% Denver $59,397 5% Atlanta $41,750 3% Chicago $13,775 1% Dallas $83,917 7% Texas Other $196,090 15% Charolotte $24,333 2% Phoenix $20,034 1% Other Regions $233,821 19% 06 - 30 - 24 $1,250,976 03 - 31 - 24 $1,040,306 Average credit size is $ 5,278,381 Average credit size is $4,686,063

Multi Family Real Estate by LTV Gross Loans [in thousands] 11 25% or less $14,517 1% 26% - 50% $276,574 22% 51% - 75% $906,966 73% 76% - 85% $35,276 3% 86% and higher $17,643 1% 06 - 30 - 24 $1,250,976 03 - 31 - 24 $1,040,306

Non - performing by Type Gross Loans [in thousands] 12 06 - 30 - 24 $10,984 03 - 31 - 24 $21,271 *Includes Home Equity Loans of $32 *Includes Home Equity Loans of $41 Consumer* $72 1% Single Family Real Estate $1,147 10% Commercial Real Estate $9,765 89%

Non - performing by Region Gross Loans [in thousands] 13 St Louis $7,261 66% Missouri Other $37 1% Minnesota $29 0% Other Regions $3,657 33% 06 - 30 - 24 $10,984 03 - 31 - 24 $21,271 St Louis $8,014 38% Springfield $199 1% Missouri Other $35 0% Minnesota $29 0% Other Regions $12,994 61%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT SOUTHERN BANCORP, INC.

Date: July 16, 2024	By:	/s/ Joseph W. Turner
Joseph W. Turner, President and Chief Executive Officer

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